Exhibit 10.2

Execution Version

Confidential

AMENDMENT TO

THE AMENDED AND RESTATED COMMERCIALIZATION AGREEMENT

This Amendment to the Amended and Restated Commercialization Agreement (the “Amendment”), is entered into as of March 31, 2025 (the “Amendment Effective Date”), by and between Atara Biotherapeutics, Inc. (“Atara”) and Pierre Fabre Medicament (“Partner”). Atara and Partner are referred to in this Amendment individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Atara and Partner entered into that certain Amended and Restated Commercialization Agreement, dated as of October 31, 2023, and effective as of December 19, 2023 (the “Agreement”);

WHEREAS, pursuant to the Agreement, Atara granted to Partner and its Affiliates an exclusive, worldwide, remuneration-bearing license, including the right to commercialize the Product (for which Atara submitted a BLA to the U.S. Food and Drug Administration on May 20, 2024) in the United States;

WHEREAS, in connection with such BLA, the FDA issued a Complete Response Letter on January 15, 2025, raising concerns with respect to the manufacturing of the Product at the Atara Manufacturing Facility owned and operated by CRL, located in Memphis, Tennessee and following receipt of such Complete Response Letter from the FDA, Atara and Partner mutually desire to collaborate with each other to establish and implement a plan for remediation of such Atara Manufacturing Facility (such remediation, the “Remediation”) for the purposes of resubmitting such BLA for the Product;

WHEREAS, the Parties have mutually agreed to amend the Agreement as follows, in accordance with Section 16.3 of the Agreement;

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, and on the terms and subject to the conditions set forth herein, the Parties hereby agree as follows:

AMENDMENT

1.
Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Agreement.
2.
Section 1.46 of the Agreement is hereby deleted in its entirety and replaced with the following:

“CRL” means Charles River Laboratories.

3.
A new Section 1.208 is hereby added to the Agreement as follows:

“Class II CTLs” means the materials identified in Schedule 1.208.

4.
A new Section 4.4 is hereby added to the Agreement as follows:

CRL Transition. Partner shall be solely responsible for entering into any new Third Party arrangment for the provision of any manufacturing services with CRL. Without limiting the foregoing, such new Third Party arrangement between Partner and CRL shall include terms relating to Atara’s role in any remediation process to the extent required with respect to the BLA pre-inspection, resubmission and approval process, which terms shall be subject to the prior review and approval of Atara.

5.
A new Section 4.5 is hereby added to the Agreement as follows:

Transition of Certain Personnel. On or prior to the Manufacturing Transition Date, Partner or its designated Affiliate Pierre Fabre Pharmaceuticals shall use Commercially Reasonable Efforts to offer employment to (a) eight (8) employees of Atara and (b) four (4) contract workers engaged by Atara, in each case (a) and (b), who are employed or engaged by Atara to work at the Atara Manufacturing Facility located in Aurora, Colorado prior to the Manufacturing Transition Date.

6.
Section 8.2 of the Agreement is hereby amended by replacing the last sentence of Section 8.2 with the following:

Additionally, until the Manufacturing Transition Date and at Partner’s sole cost and expense in accordance with the Transition Budget, Atara shall be responsible for using Commercially Reasonable Efforts to conduct (a) PV3.3-associated comparability testing and process qualification activities associated assay development and drafting of the Process Performance Qualification (PPQ) and Comparability sections to support the PV3.3 Type II variation (EMA) and the Post Approval Supplement (PAS) for the FDA, and (b) (i) process development for PV3.4, (ii) applicable technology transfer of new Product version PV3.4 to Fujifilm Diosynth Biotechnologies California, Inc. (“FDBC”), (iii) associated comparability testing and process qualification activities, (iv) associated assay development, and (v) drafting of the Process Performance Qualification (PPQ) and Comparability sections to support the PV3.4 Type II variation (EMA) and the Post Approval Supplement (PAS) for the FDA; provided that, notwithstanding anything to the contrary, the Parties acknowledge and agree that: (A) Atara will not initiate any new CTL, BLCL or PBMC lot starts at CRL; and (B) Atara will not initiate any BLCL or CTL lot starts at FDBC. For clarity, on the Manufacturing Transition Date and thereafter, Atara shall have no obligations with respect to Manufacturing, including without limitation any and all of the PV3.3 and/or PV3.4 related activities described above in this Section 8.2.

7.
Section 8.5(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

The obligations of Atara under this Article 8, including the obligations to Manufacture (or have Manufactured by an Atara Manufacturing Facility) and supply

Product to Partner hereunder, shall continue from the Effective Date until March 31, 2025 (the “Manufacturing Transition Date”). For as long as Atara remains responsible for the Manufacture and supply of Product hereunder, Atara will sell to Partner and Partner shall purchase from Atara (i) all PV3.2AT, PV3.3 and PV3.4 batches of Product, in their entirety, that are Manufactured and Released prior to the Manufacturing Transition Date (to be purchased by Partner on the date of Release); and (ii) all batches of Product, in their entirety, for which Manufacture is in progress on the Manufacturing Transition Date (including, without limitation, Product constituting WIP, as defined below), on Manufacturing Transition Date.

8.
Section 8.5(b) of the Agreement is hereby amended by replacing the penultimate sentence of Section 8.5(b) with the following:

To facilitate the transition of responsibility for Product Manufacturing and supply from Atara to Partner, on or prior to the Manufacturing Transition Date, Atara shall use Commercially Reasonable Efforts to negotiate with each applicable counterparty to bifurcate any Transferred Contracts for Product Manufacturing and supply arrangements to which Atara or its Affiliate is a party, in accordance with Section 4.3.

9.
Section 8.6(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

(b) Additionally, Partner or its designated Affiliate Pierre Fabre Pharmaceuticals (“Designee”), shall purchase from Atara and Atara shall sell to Partner or its Designee all (i) Product-Specific Intermediates and/or finished Product inventory owned and Released by Atara, and (ii) unreleased batches of Product and Product-Specific Intermediates prior to Release thereof (“WIP”), in each case (i) and (ii), owned by Atara and in existence on the Manufacturing Transition Date (the “Second Inventory Purchase”), in accordance with the terms set forth in Schedule 8.6(b), attached hereto. For any matters relating to failure of sterility retesting of batches purchased (and paid) by Partner prior to the Manufacturing Transition Date, Atara will credit the price of those batches to Partner or its Designee from any outstanding payment due by Partner or its Designee to Atara under this Agreement.

10.
A new Section 8.6(c) is hereby added to the Agreement as follows:

(c) Subject to the last sentence of this Section 8.6(c), Partner or its Designee shall [***] on the Manufacturing Transition Date pursuant to, and in accordance with, Schedule 8.6(b). For clarity, Partner shall [***] following (i) the transfer of the commercially saleable Product, Product-Specific Intermediates inventory usable by Partner or its Designee and utilized by or on behalf of Partner or its Designee in manufacturing, and WIP on the Manufacturing Transition Date or anytime thereafter until [***] the BLA Approval is obtained and (ii) payment for such transfer following BLA Approval [***] the BLA Approval is obtained, as set forth in Schedule 8.6(b). For clarity, [***] upon which BLA Approval is obtained.

11.
A new Section 8.6(d) is hereby added to the Agreement as follows:

(d) Upon the Manufacturing Transition Date, Atara shall transfer to Partner or its Designee the additional materials set forth in Schedule 8.6(d) at no cost to Partner.

12.
Section 10.2(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

[***].

13.
Section 10.3(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

[***].

14.
Section 10.3(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

[***].

15.
Section 10.10 of the Agreement is hereby amended by replacing the first sentence of Section 10.10 with the following:

During the Term of this Agreement and for a period of [***] thereafter, at the request and expense of [***], Partner shall permit an independent, certified public accountant of nationally recognized standing appointed by Atara, and reasonably acceptable to Partner, at reasonable times and upon reasonable notice, but in no case no more than once for any particular royalty period, or more than [***] thereafter, to examine such records as may be necessary for the purposes of verifying: (i) the calculation and reporting of Net Sales and the correctness of any royalty payment made under this Agreement; (ii) reporting and correctness of any payments made pursuant to Schedule 8.6(a) and Schedule 8.6(b), in each case of (i) and (ii), for any period within the preceding [***].

16.
Section 15.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

Partner shall be permitted to terminate this Agreement (i) in its entirety, (ii) on a Region-by-Region basis, and (iii) elsewhere in the Territory on a country by country basis, at will, with [***] prior written notice to Atara, which notice period shall, notwithstanding anything to the contrary in Section 15.7(b)(ii), include the Wind-down Period contemplated under Section 15.7(b)(ii),the duration of which shall be mutually agreed upon by the Parties [***]. During such notice period after providing Atara a notice to terminate pursuant to this Section 15.4, this Agreement will remain in full force and effect and Partner shall continue (and shall cause all its Affiliates, Approved Sublicensees and Distributors to continue) to perform Partner’s obligations and applicable activities under this Agreement in the Terminated Countries or worldwide (in the event of a termination of this Agreement in its entirety) as applicable, with the Parties performing the wind-down activities contemplated under Section 15.7(b)(ii) within the Wind-down Period.

17.
Schedule 1.199 of the Agreement is hereby deleted and replaced in its entirety with Appendix A attached hereto.
18.
A new Schedule 1.208, attached as Appendix B hereto, is hereby added to the Agreement.
19.
Schedule 8.6(b) of the Agreement is hereby deleted and replaced in its entirety with Appendix C attached hereto.
20.
A new Schedule 8.6(d), attached as Appendix D hereto, is hereby added to the Agreement.
21.
Exhibit B (Transition Plan) of the Agreement is hereby amended by deleting the portion titled, “CMC Transition Plan” in its entirety and replacing it with Appendix E attached hereto.
22.
Notwithstanding anything to the contrary, Partner shall (a) use Commercially Reasonable Efforts to lead the Remediation process; and (b) be responsible for payment of the costs of the Remediation. In the event that the Remediation efforts are no longer deemed commercially viable or reasonable from a cost or operational perspective, or do not proceed as planned due to CRL’s inability to perform despite Partner’s provision of such support, Partner shall notify Atara in a timely manner. Following Atara’s receipt of such notice, the Parties shall discuss, in good faith, and explore alternative options to such Remediation efforts. For the avoidance of doubt, as between the Parties, Atara shall continue to be responsible for all activities directed to obtaining BLA Approval, subject to and in accordance with Section 6.1(a).
23.
[***]
24.
The Parties hereby acknowledge and agree that, notwithstanding anything to the contrary, as between the Parties, Partner shall be solely responsible for [***]:
(a)
[***]; and
(b)
[***].
25.
Partner hereby acknowledges and agrees that Partner’s obligations under the Agreement (including without limitation Sections 8.5 and 8.6 thereof) to purchase its currently owned batches applies to such batches in full (and not only to released vials) paid by Partner for such batches from any outstanding payment due by Partner to Atara under the Agreement.
26.
The Parties acknowledge that, as of March 21, 2025, [***].
27.
Subject to that certain Confidentiality Agreement dated March 26, 2025, by and among Atara, Partner and McDermott, Will & Emery LLP (the “2025 CDA”) prior to the Amendment Effective Date, Atara has disclosed to Partner the following [***] (hereafter the “Documentation”).
28.
With respect to the Documentation, Atara represents and warrants as of the Amendment Effective Date that, to Atara’s knowledge:
(a)
the Documentation includes all material correspondence between Atara and CRL as related to Ebvallo manufacturing and FDA inspection, including FDA requests for information and CRL responses to such requests; material unredacted agreements, including any statements of work thereunder, between Atara and CRL [***]; material outstanding bills from CRL to Atara as related to Ebvallo manufacturing; and, material correspondence between CRL and the FDA, and such information and materials are true and accurate in all material respects;
(b)
no statements made by Atara that are contained in the Documentation contain any untrue or misleading statement of material fact or omits to state a material fact, in each case, that is likely to have a material adverse impact, on the Manufacturing Transition and all associated activities and responsibilities, Remediation at CRL site and Regulatory Approval for the Product in the Territory; and
(c)
all Documentation was generated in compliance with applicable Laws in all material respects.
29.
Except as specifically modified or waived herein, all other terms and conditions of the Agreement are unchanged and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms of in this Amendment and the Agreement, the terms of this Amendment will control.
30.
No waiver, alteration or modification of any of the provisions of this Amendment shall be binding unless made in writing and signed by the Parties.
31.
This Amendment may be executed in any number of counterparts and by each of the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures of the Parties transmitted by electronic means shall be deemed to be their original signatures for all purposes.
32.
This Amendment will be governed by and in accordance with the laws of the State of Switzerland without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

[Signature Page Follows]

Privileged & Confidential

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

ATARA BIOTHERAPEUTICS, INC.		PIERRE FABRE MEDICAMENT

By:	/s/ Cokey Nguyen	By:	/s/ Marie Andree Gamache

Name:	Cokey Nguyen	Name:	Marie Andree Gamache

Title:	President and CEO	Title:	President PFM and CEO Medical Care

Date:	3/31/2025	Date:	Avril 1, 2025

[Signature Page to Amendment to the Amended and Restated Commercialization Agreement]

APPENDIX A

SCHEDULE 1.199 (Transferred Contract List)

[***]

Schedule 1.199

1

APPENDIX B

SCHEDULE 1.208 (Class II CTLs)

[***]

Schedule 1.208

APPENDIX C

SCHEDULE 8.6(b) (Second Inventory Purchases)

[***]

Schedule 8.6(b)

APPENDIX D

SCHEDULE 8.6(d) (Materials)

[***]

Schedule 8.6(d)

APPENDIX E

CMC Transition Plan

[***]

Exhibit B (Transition Plan)

APPENDIX F

[***]

APPENDIX G

[***]